UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 18, 2014

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.

Regulation FD Disclosure.

On September 18, 2014 School Specialty, Inc. (the “Company”) is presenting at BMO Capital Markets 14th Annual Back to School Education Conference in New York.  The Company’s conference presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, the Company will be hosting meetings with institutional investors on September 18, 2014. The Company’s presentation for these meetings is attached as Exhibit 99.2 to this Current Report on Form 8-K.

This information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Further, the information in this Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filings.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Conference Presentation
99.2	Meeting Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: September 17, 2014	By: /s/ Kevin Baehler
Kevin Baehler Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Conference Presentation
99.2	Meeting Presentation.

4